SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): March 7, 2000
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                               C-PHONE CORPORATION
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             (Exact name of registrant as specified in its charter)




          NEW YORK                        0-24424                 06-1170506
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(State or Other Jurisdiction           (Commission)             (IRS Employer
     of Incorporation)                 File Number)          Identification No.)




   6714 NETHERLANDS DRIVE, WILMINGTON, NORTH CAROLINA             28405
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        (Address of principal executive offices)                (Zip Code)




       Registrant's telephone number, including area code: (910) 395-6100
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                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On March 7, 2000, C-Phone Corporation dismissed PricewaterhouseCoopers LLP as its independent accountants, and appointed the accounting firm of Ernst & Young, LLP. C-Phone's Audit Committee and Board of Directors participated and approved the decision to change independent accountants. The reports of PricewaterhouseCoopers LLP on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits of the two most recent fiscal years and through March 7, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Registrant has supplied PricewaterhouseCoopers LLP with a copy of this Form 8-K in compliance with Item 304(a)(3) of Regulation S-K of the Securities and Exchange Commission.

ITEM 6.           OTHER EVENTS.

On March 6, 2000, C-Phone announced that Paul Albritton had been appointed our President and Chief Executive Officer. Mr. Albritton, who has been our Chief Financial Officer of the Company for more than five years, also has been elected to our Board of Directors. Mr. Albritton replaces Daniel Flohr, who had been our President and Chief Executive Officer since our inception. Mr. Flohr will continue as Chairman of the Board and will act as a strategic advisor. C-Phone also announced that Kurt Svendsen, who has been serving as our controller since December 1998, has being promoted to Vice President and Chief Financial Officer. Mr. Svendsen is a licensed CPA. In addition to the foregoing management changes, Tina Jacobs, who had been our Executive Vice President and Chief Operating Officer, has resigned such positions, but will continue as our Secretary and Treasurer of the Company, as well as a member of our Board of Directors.

On March 9, 2000, C-Phone announced that it has been informed that, effective March 13, 2000, the C-Phone common stock will be traded on the Nasdaq SmallCap Market.
The trading symbol will remain "CFON."

In January 2000, C-Phone announced that it was restructuring its operations to reduce its ongoing operating expenses, exploring certain strategic initiatives and increasing its focus on attempting to develop major OEM, distribution and licensing relationships.

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


ITEM 7.           FINANCIAL STATEMENTS  AND EXHIBITS.

                  (c)      Exhibits.

                  16.      Letter from PricewaterhouseCoopers LLP pursuant to
                           Item 304(a)(3) of Regulation S-K of the Securities and Exchange Commission

                  99.      Press Release, dated March 6, 2000

                               * * * * * * * * * *

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        C-PHONE CORPORATION


                                        By:  /s/ PAUL H. ALBRITTON
                                             ---------------------------------
                                                 President and Chief Executive



Date:  March 8, 2000

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